CMG MID CAP VALUE FUND
                                  (THE "FUND")
                 SUPPLEMENT TO PROSPECTUS DATED DECEMBER 1, 2004


The following language is added to the section "MANAGEMENT: MANAGEMENT FEES AND PORTFOLIO MANAGERS" FOR THE CMG MID CAP VALUE FUND:

LORI J. ENSINGER, a senior portfolio manager of Columbia Management, is a co-manager for the Fund and has co-managed the Fund since September, 2004. Ms. Ensinger has been associated with Columbia Management or its affiliates since 2001. Prior to 2001, Ms. Ensinger directed the investment strategy for all institutional assets managed under the U.S. large-cap value style at Scudder Investments from 1999 to 2001.

NOAH J. PETRUCCI, a portfolio manager of Columbia Management, is a co-manager for the Fund and has co-managed the Fund since September, 2004. Mr. Petrucci has been associated with Columbia Management or its affiliates since February, 2002. Prior to February, 2002, Mr. Petrucci was employed by Scudder Investments from October, 1996, serving most recently as a product specialist/portfolio manager from April, 2001 to February, 2002.



SUP-47/86831-0505                                                  May 25, 2005